SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2003

SEARS ROEBUCK ACCEPTANCE CORP.
(Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)
1-4040 (Commission File Number)	51-0080535 (IRS Employer Identification No.)

3711 Kennett Pike Greenville, Delaware 19807 (Address of principal executive offices)	19807 (Zip Code)

Registrant's telephone number, including area code: (302) 434-3100
(Former name or former address, if changed since last report): Not Applicable

Item 5.	Other Events.

On November 17, 2003 the Registrant's parent, Sears, Roebuck and Co., issued the press release attached hereto as Exhibit 99(a). Also on November 17,2003 the information attached hereto as Exhibit 99(b) and Exhibit 99(c) was publicly disclosed.

Item 7.	Financial Statements and Exhibits.
The Exhibit Index on page 4 is incorporated herein by reference.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS ROEBUCK ACCEPTANCE CORP.
By: /s/ Keith E. Trost Keith E. Trost President
Date: November 17, 2003

EXHIBIT INDEX
Exhibit No.

99(a)	Press release dated November 17, 2003.

99(b)	Schedule of Final Tender Offer Results

99(c)	Schedule of Final Tender Offer Consideration and Accrued Interest

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